Exhibit 13.1

Certification of Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Despegar.com, Corp. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2019, as filed with the U.S. Securities and Exchange Commission on April 10, 2020, as amended by Amendment No. 1 as filed on the date hereof (the “Report”) I, Damián Scokin, Chief Executive Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 13, 2020

By:	/s/ Damián Scokin
Name:	Damián Scokin
Title:	Chief Executive Officer